INVESTMENTS IN UNCONSOLIDATED ENTITIES (Policies)	12 Months Ended
Dec. 31, 2014
Investments
Investments in Unconsolidated Entities Policy

Sempra Energy uses the equity method to account for investments in affiliated companies over which we have the ability to exercise significant influence, but not control.

We generally account for investments under the equity method when we have significant influence over, but do not have control of, these entities. In these cases, our pro rata shares of the entities’ net assets are included in Investments on the Consolidated Balance Sheets. We adjust each investment for our share of each investee’s earnings or losses, dividends, and other comprehensive income or loss.

We evaluate the carrying value of unconsolidated entities for impairment under the U.S. GAAP provisions for equity method investments.